NLCI Annual Stockholders’ Meeting FY 05 Year Ending July 2, 2005 November 10, 2005 Exhibit 99.1

L\CEO\Presentations\Strategic Plan\Annual
Meeting\Nov. 10, 2005

• Welcome
Dr. Terry Crane, Chairman of the Board
• Annual Meeting Business
Tom Frank, Chief Financial Officer
• Chairman’s Comments
Dr. Terry Crane
• FY 2005 Review
George Bernstein, President and Chief Executive Officer
Tom Frank, Chief Financial Officer
NLCI Annual Stockholders’ Meeting FY 2005

L\CEO\Presentations\Strategic Plan\Annual
Meeting\Nov. 10, 2005

• To elect two Class III directors
• To ratify the issuance of the Series F Preferred Stock
for NASDAQ purposes
• To consider and ratify the selection of the Company’s
independent public registered accounting firm for the
fiscal year ending July 1, 2006
Annual Meeting Business
NLCI Annual Stockholders’ Meeting FY 2005

L\CEO\Presentations\Strategic Plan\Annual Meeting\Nov. 10, 2005 4 Chairman’s Comments • Dr. Terry Crane Non-executive Chairman of the Board NLCI Annual Stockholders’ Meeting FY 2005

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

NLCI Annual Stockholders’ Meeting FY 2005
The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, about such things as the
Company’s business, projected revenues, expenditures and operating and capital requirements.  Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Among the factors that could impact our ability to achieve our stated goals are competitive conditions in the pre-elementary and elementary school education and services industry, including advertising and tuition price sensitivity; various factors affecting occupancy levels, including, but not limited to, the reduction in or changes to the general labor force that would reduce the need or demand for private schools; the establishment of governmentally mandated universal pre-K programs that do not allow for participation by for-profit operators; our inability successfully to defend against or counter negative publicity associated with claims involving alleged incidents at our schools; and the acceptance of our newly developed schools and businesses and performance of recently acquired businesses.  Forward-
looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.
©

L\CEO\Presentations\Strategic Plan\Annual Meeting\Nov. 10, 2005 6 • FY 2005 Business Review • FY 2005 Financial Review • Questions and Answers Company Review NLCI Annual Stockholders’ Meeting FY 2005

L\CEO\Presentations\Strategic Plan\Annual Meeting\Nov. 10, 2005 7 NLCI has implemented significant changes over the past two years • New Management Team, Board and Bank

L\CEO\Presentations\Strategic Plan\Annual Meeting\Nov. 10, 2005 8 NLCI has implemented significant changes over the past two years • New Management Team, Board and Bank • Focus on our core business

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

Elementary
School
Elementary
Elementary
School
School
Cluster Strategy
NLCI’s focus is on our core business and
strengthening our school clusters
Pre-Elementary
Pre-Elementary
Pre-Elementary
Pre-Elementary
Middle
School
Paladin
Program

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

0.00
0.20
0.40
0.60
0.80
1.00
Non-Core Business and
Systems
Core Business Operating
Pre-K to 8 Schools
NLCI has refocused investment allocation on our
core business of operating private schools
Operating
Profit
FY 99 - 03
Controllable
Investments
FY 99 - 03
Controllable
Investments
FY 2005

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

NLCI has implemented significant
changes over the past two years
• New Management Team, Board and Bank
• Focus on our core business
• Growth in comparable school tuition for first time in 3+
years

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

NLCI has achieved positive comparable school
revenue growth
FY 2002 FY 2003 FY 2004 FY 2005
5%
0%
(10%)
(2.3%)
+0.7%
(1.2%)
(6.3%)
Comparable School Revenue in Constant Tuition Dollars*
*Based on a 52 week fiscal year; Comparable schools open over the entire period FY02-FY05

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

NLCI has implemented significant
changes over the past two years
• New Management Team, Board and Bank
• Focus on our core business
• Growth in comparable school tuition for first time in 3+
years
• NLCI performance has improved significantly

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

Our performance has improved significantly across a
broad array of financial measurements
• More transparent capital structure
• Substantial balance sheet improvement
• Operating margin improvement
• Return to profitability

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

Company Direction – Last Year’s Messages
NLCI Annual Stockholders’ Meeting FY 2005
• Drive profitability and cash flow through improved occupancy.
• Grow revenue by filling existing clusters.
• Upgrade curriculum and broaden outcome measurements.
•
Upgrade our infrastructure and systems.
•
Simplify our capital structure.
• Develop a corporate culture rooted in accountability, talent, and winning attitudes.

L\CEO\Presentations\Strategic Plan\Annual Meeting\Nov. 10, 2005 16 • Conference Video

L\CEO\Presentations\Strategic Plan\Annual Meeting\Nov. 10, 2005 17 FY 2005 Business Review • FY 2004: Turnaround • FY 2005: Stability • FY 2006: Transition to Growth – Existing schools – New schools

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

• Improve our communications with existing customers
• Improve classroom utilization
• More closely delivering against customer preferences
• Focus on retaining key Principals
NLCI can improve occupancy, profitability, and create a
stronger annuity from existing schools

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

• Continued development of pre-schools and elementary schools in markets which support the requirements for a pre-school /
elementary cluster
• Acquisition of elementary,  pre-school or child development companies
NLCI is now in a position to drive strong revenue
growth through the addition of new schools

L\CEO\Presentations\Strategic Plan\Annual Meeting\Nov. 10, 2005 20 • FY 2005 Business Review • FY 2005 Financial Review • Questions and Answers Company Review NLCI Annual Stockholders’ Meeting FY 2005

NLCI Annual Stockholders’ Meeting FY 05 Year Ending July 2, 2005 Financial Results November 10, 2005

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

• Retired all $10,000,000 of 13.25% Senior Subordinated Notes
• Increased size of our Senior Revolving Credit facility to $10,000,000
• Improved interest rate matrix on our Senior Credit facility
• Converted 100% of Preferred Series A and Preferred Series C to
common stock
NLCI simplified and strengthened our capital
structure during fiscal 2005

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

Total Debt
$40.2
$35.5
$25.3
$15.5
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
2002 2003 2004 2005
Fiscal Year End
NLCI debt is down and free cash flow is up
Free Cash Flow
$1.9
$3.1
$5.3
$7.8
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
2002 2003 2004 2005
Fiscal Year Ended
Free Cash Flow = cash from operations less capital expenditures
Financial performance trends should be reviewed in conjunction with the Financial Statements and Notes thereto filed on Form 10-K with the SEC for the year ended July 2, 2005.

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

Gross Profit
(Based on 52 week fiscal year)
$18.7
$19.9
$21.8
$0.0
$10.0
$20.0
$30.0
FYE 03 FYE 04 FYE 05
NLCI gross profit and net income are improving
Net Income
-$11.5
-$6.1
$2.5
-$13.0
-$10.0
-$7.0
-$4.0
-$1.0
$2.0
$5.0
Fiscal Year Ended
Financial performance trends should be reviewed in conjunction with the Financial Statements and Notes thereto filed on Form 10-K with the SEC for the year ended July 2, 2005.
FYE 03 FYE 04 FYE 05
12.5% 12.8% 13.2% Gross Margin %

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

($0.30)
($0.42)
($0.18)
($0.53)
$0.07
$0.10
$0.11
$0.10
$0.06
($1.11)
($0.76)
$0.20
($1.50)
($1.00)
($0.50)
$0.00
$0.50
Q1 July - Sept Q2 Oct - Sept Q3 Jan - Mar Q4 Apr - June
NLCI EPS trend has improved steadily
2003
2005 ¹
2004
1
Third quarter Fiscal 2005 includes impact of TES reserve of $0.10
EPS ($1.83) ($1.01) $0.26

Dollars Per Share
Feb-03
Apr-03
Jun-03
Aug-03
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05
Aug-05
Oct-05

L\CEO\Presentations\Strategic
Plan\Annual Meeting\Nov. 10, 2005

NLCI stock price has reacted favorably to our
strategy and focus
Management and Board
Changes Initiated
Monthly Closing Price
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Week Ended

Questions and Answers November 10, 2005